Loans and Allowance for Loan Losses (Details 4) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Nonaccrual and Past Due Loans
Loans 90 days past due and still accruing interest	$ 1,024	$ 84
Nonaccrual loans, including nonaccrual impaired loans	97,411	133,161
Total non-performing loans	98,435	133,245
TDRs on accrual	16,945	21,168
Impaired loans on accrual	25,607	57,220
Total impaired loans	$ 140,987	$ 211,633